SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                January 27, 2006

                                 BIOCORAL, INC.

             (Exact name of Registrant as Specified in its Charter)

           Delaware                                              33-0601504
(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                               Identification No.)

38 rue Anatole France, 92594
Levallois Perret Cedex France        011-3314-757-9843                N/A
(Address of Issuer's principal   (Issuer's telephone number,       (Zip Code)
      executive offices)            including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 4.01 Changes in Registrant's Certifying Accountant.

By letter dated January 27, 2006, Shelley International CPA ("Shelley") advised Biocoral, Inc.'s board of directors of its resignation as its registered independent public accountant. Biocoral, Inc. engaged Shelley on April 5, 2005.

The report of Shelley on the audited consolidated financial statements of Biocoral, Inc. and its subsidiaries as of and for the year ended December 31, 2004 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles, and none of the events described in Item 304(a)(1)(iv) of Regulation S-K occurred during such period, or the interim period preceding Shelley's resignation, with respect to Biocoral, Inc. and its subsidiaries and Shelley. From April 5, 2005, the date of Shelley's engagement, through the date of resignation, there was no disagreement with Shelley on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Shelley, would have caused Shelley to make reference to the subject of that disagreement in any reports on Biocoral, Inc. and its subsidiaries consolidated financial statements, and none of the events described in Item 304(a)(1)(v) of Regulation S-K occurred during such period with respect to Biocoral, Inc. and its subsidiaries and Shelley.

Biocoral, Inc. requested that Shelley furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements in this Item 4.01. A copy of the response received by the Registrant to that request is filed as Exhibit 16.1 to this Form 8-K.

The resignation of Shelley was accepted and approved by Biocoral, Inc. Board of Directors by unanimous written consent dated as of January 27, 2006.

On January 31, 2006, Biocoral, Inc. engaged Moore & Associates Chartered ("Moore") as its new registered independent accountants. During the two most recent fiscal years and the interim periods preceding the engagement, Biocoral, Inc. has not consulted with Moore regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K. The change of accountants was recommended and approved by Unanimous Written Consent of the board of directors of Biocoral, Inc. dated as of January 30, 2006, pursuant to Item 304(a)(1)(iii) of Regulation S-K.

Item 9.01 Exhibits.

16.1 Letter from Shelley International CPA regarding change in registrant's certifying accountant.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: Feburary 2, 2006

                                  BIOCORAL, INC.


                                  By: /s/ Nasser Nassiri
                                     -------------------
                                      Nasser Nassiri
                                      Chief Executive Officer and Chairman